UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. [    ] )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

RIDGEWORTH FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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ACTION REQUIRED

Please Act Today!

April 1, 2014

Hello, Great West Participant and Fellow Shareholder:

You are valued member of the RidgeWorth Funds family and I am writing you today to ask that you vote on certain proposals related to the RidgeWorth Funds. A Special Meeting of Shareholders of RidgeWorth Funds has been adjourned to April 16, 2014 at 4:00 PM (EST), because we have not received enough shareholder votes. Your vote is very important to us.

MANY OF OUR FELLOW SHAREHOLDERS HAVE ALREADY VOTED,

BUT WE NEED YOUR VOTE FOR THE MEETING TO MOVE FORWARD.

VOTING IS EASY!

1.	BY PHONE: Call 1-800-454-8683 (the toll free number touchtone voting number also located on your voting instruction form), enter the control number and follow the prompts.

2.	BY INTERNET: Logon to the website proxyvote.com: enter the control number on the voting instruction form and follow the prompts.

3.	BY MAIL: Sign and return the voting instruction form in the return envelope provided.

So that we may secure your vote, you may receive a call from a representative of our proxy solicitor, who has limited information to protect your privacy. We would greatly appreciate you voting your shares telephonically if you should receive such a call.

On behalf of the Board of Directors of the RidgeWorth Funds, please accept my thanks for your participation in this important matter.

Sincerely,

Julia R. Short, President
RidgeWorth Funds

An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the RidgeWorth Funds can be found in the fund’s prospectus. To obtain a prospectus, please call 1-888-784-3863 or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

©2014 RidgeWorth Investments. RidgeWorth Investments is the trade name for RidgeWorth Capital Management, Inc., an investment adviser registered with the SEC and the adviser to the RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with the adviser.

Not FDIC Insured | No Bank Guarantee | May Lose Value	GW

ACTION REQUIRED

Please Act Today!

April 1, 2014

Hello, Fellow Shareholder:

You are valued member of the RidgeWorth Funds family and I am writing you today to ask that you vote on certain proposals related to the RidgeWorth Funds. A Special Meeting of Shareholders of RidgeWorth Funds has been adjourned to April 16, 2014 at 4:00 PM (EST), because we have not received enough shareholder votes. Your vote is very important to us.

MANY OF OUR FELLOW SHAREHOLDERS HAVE ALREADY VOTED,

BUT WE NEED YOUR VOTE FOR THE MEETING TO MOVE FORWARD.

VOTING IS EASY!

1.	BY PHONE: call us at 1-855-737-3174 and a proxy voting specialist will be happy to answer your questions and assist you in placing your vote over the phone. Representatives are available weekdays from 9:30 a.m. to 9 p.m. Eastern Time,

or

Call the toll free number touchtone voting number on your voting instruction form, enter the control number and follow the prompts.

2.	BY INTERNET: Logon to the website proxyvote.com: enter the control number on the voting instruction form and follow the prompts.

3.	BY MAIL: Sign and return the voting instruction form in the return envelope provided.

So that we may secure your vote, you may receive a call from a representative of our proxy solicitor, who has limited information to protect your privacy. We would greatly appreciate you voting your shares telephonically if you should receive such a call.

On behalf of the Board of Directors of the RidgeWorth Funds, please accept my thanks for your participation in this important matter.

Sincerely,

Julia R. Short, President
RidgeWorth Funds

An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the RidgeWorth Funds can be found in the fund’s prospectus. To obtain a prospectus, please call 1-888-784-3863 or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

©2014 RidgeWorth Investments. RidgeWorth Investments is the trade name for RidgeWorth Capital Management, Inc., an investment adviser registered with the SEC and the adviser to the RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with the adviser.

Not FDIC Insured | No Bank Guarantee | May Lose Value	REG/NOBO

ACTION REQUIRED

Please Act Today!

April 1, 2014

Hello, Fellow Shareholder:

You are valued member of the RidgeWorth Funds family and I am writing you today to ask that you vote on certain proposals related to the RidgeWorth Funds. A Special Meeting of Shareholders of RidgeWorth Funds has been adjourned to April 16, 2014 at 4:00 PM (EST), because we have not received enough shareholder votes. Your vote is very important to us.

MANY OF OUR FELLOW SHAREHOLDERS HAVE ALREADY VOTED,

BUT WE NEED YOUR VOTE FOR THE MEETING TO MOVE FORWARD.

VOTING IS EASY!

1.	BY PHONE: Call 1-800-454-8683 (the toll free number touchtone voting number also located on your voting instruction form), enter the control number and follow the prompts.

2.	BY INTERNET: Logon to the website proxyvote.com: enter the control number on the voting instruction form and follow the prompts.

3.	BY MAIL: Sign and return the voting instruction form in the return envelope provided.

So that we may secure your vote, you may receive a call from a representative of our proxy solicitor, who has limited information to protect your privacy. We would greatly appreciate you voting your shares telephonically if you should receive such a call.

On behalf of the Board of Directors of the RidgeWorth Funds, please accept my thanks for your participation in this important matter.

Sincerely,

Julia R. Short, President
RidgeWorth Funds

An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the RidgeWorth Funds can be found in the fund’s prospectus. To obtain a prospectus, please call 1-888-784-3863 or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

©2014 RidgeWorth Investments. RidgeWorth Investments is the trade name for RidgeWorth Capital Management, Inc., an investment adviser registered with the SEC and the adviser to the RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with the adviser.

Not FDIC Insured | No Bank Guarantee | May Lose Value	OBO